Exhibit 99.22

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  October, 2000
           Series 2000-11, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of September 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                8.564913
                                                      ------------------------
     Weighted average maturity                                         355.24
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                              Principal
           Principal Per   Prepayments Per    Interest Per
    Class   Certificate      Certificate       Certificate   Payout Rate
    -----   -----------      -----------       -----------   -----------
     PO    $   18.86214545 $    18.00393551  $  0.00000000   %0.00000000
     A1    $   20.90555545 $    20.14731636  $  6.45833335   %7.75000002
     A2    $    0.00000000 $     0.00000000  $  6.45833317   %7.74999981
     A3    $    0.00000000 $     0.00000000  $  6.45833320   %7.74999984
     S     $    0.00000000 $     0.00000000  $  0.52816567   %0.63379881
     M     $    0.61318209 $     0.00000000  $  6.45833300   %7.74999960
     B1    $    0.61318289 $     0.00000000  $  6.45833568   %7.75000282
     B2    $    0.61317940 $     0.00000000  $  6.45833037   %7.74999645
     B3    $    0.61317714 $     0.00000000  $  6.45833143   %7.74999771
     B4    $    0.61318242 $     0.00000000  $  6.45833555   %7.75000266
     B5    $    0.61318120 $     0.00000000  $  6.45833584   %7.75000301
     R     $ 1000.00000000 $   963.70000000  $  6.50000000   %7.80000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                        Accrual Amount
   Class
     A2                $    101,809.81

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                          $           16,443.70
                                                                ----------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:      $      246,124,095.15
                                                                ----------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 718
                                                                ----------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $            1,035,550.81  $    1,016,018.10  $           981.14  GEC0011PO
A1   $          197,750,000.00  $  193,615,926.41  $           979.09  36157NLU6
A2   $           15,764,100.00  $   15,865,909.81  $         1,006.46  36157NLV4
A3   $           25,000,000.00  $   25,000,000.00  $         1,000.00  36157NLW2
S    $          227,354,382.37  $  223,636,520.43  $           983.65  GEC00011S
M    $            5,003,000.00  $    4,999,932.25  $           999.39  36157NLY8
B1   $            2,127,000.00  $    2,125,695.76  $           999.39  36157NLZ5
B2   $            1,126,000.00  $    1,125,309.56  $           999.39  36157NMA9
B3   $              875,000.00  $      874,463.47  $           999.39  36157NMG6
B4   $              751,000.00  $      750,539.50  $           999.39  36157NMH4
B5   $              750,756.87  $      750,296.52  $           999.39  36157NMJ0
R    $                  100.00  $            0.00  $             0.00  36157NLX0

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            6        Principal Balance     $    2,064,373.86
                               --------                            -------------
        2.   60-89 days
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    2,501,825.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      103,637.75
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    2,600,000.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.